Exhibit 16.1

GBH CPAs, PC
24 E. Greenway Plaza, Suite 1875
Houston, Texas 77046
Tel: 713-629-8300
Fax: 713-629-8325

February 23, 2010

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Dear Sir or Madam:

We have read Item 4.01 of Hartman Short Term Income Properties XX, Inc.’s Form 8-K to be filed with the Commission on or about February 24, 2010, and we agree with the statements concerning our firm contained therein.

We have no basis to agree or disagree with any other matters reported therein.

Sincerely,

/s/ GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas